UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported):
May 20, 2008

THERMO FISHER SCIENTIFIC INC.
(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-8002 (Commission File Number)	04-2209186 (I.R.S. Employer Identification Number)

81 Wyman Street Waltham, Massachusetts (Address of principal executive offices)	02451 (Zip Code)
(781) 622-1000
(Registrant’s telephone number including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Ex-10.1 2008 Stock Incentive Plan
Ex-10.2 2008 Annual Incentive Award Plan

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
New Equity Compensation Plan
     At Thermo Fisher Scientific Inc.’s (the “Company”) annual meeting of stockholders on May 20, 2008, the stockholders approved the 2008 Stock Incentive Plan (the “2008 Stock Plan”). The Company’s Board of Directors had previously adopted the 2008 Stock Plan, subject to stockholder approval. The 2008 Stock Plan, which is administered by the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”), permits us to grant to our employees awards based on shares of our common stock, including stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units and other stock-based awards. Subject to adjustment in the event of changes in capitalization, the maximum number of shares of our common stock that may be issued under the 2008 Stock Plan is 25,000,000, and the maximum number of shares of common stock with respect to which (a) awards other than options and SARs may be granted is 7,000,000, (b) awards may be granted to non-employee directors is 1,200,000 and (c) awards may be granted to any one participant is 2,000,000 per year. The 2008 Stock Plan has a term of ten years.
     For a more detailed description of the 2008 Stock Plan, see Proposal Two of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 10, 2008. A copy of the 2008 Stock Plan is attached as Appendix A to the Proxy Statement and is filed as Exhibit 10.1 to this Current Report on Form 8-K.
New Incentive Compensation Plan
     Also on May 20, 2008, at the Company’s annual meeting of stockholders, the stockholders approved the 2008 Annual Incentive Award Plan (the “2008 Incentive Plan”). The Company’s Board of Directors had previously adopted the 2008 Incentive Plan, subject to stockholder approval. The 2008 Incentive Plan, which is administered by the Compensation Committee, provides for the payment of annual cash incentive compensation for the persons designated as executive officers of the Company, based on the achievement of pre-established performance goals. The 2008 Incentive Plan requires that, no later than ninety days after the beginning of each calendar year, the Compensation Committee (i) select executive officers eligible to participate in the 2008 Incentive Plan for that year; (ii) determine the performance goals that must be achieved in order for awards to be paid under the 2008 Incentive Plan; and (iii) determine the total amount which may be available for payout to eligible employees based upon the relative level of attainment of the selected performance goals. The 2008 Incentive Plan specifies the objective business criteria that the performance goals are required to be based upon. Prior to the payment of awards, the Compensation Committee must certify that the applicable performance goals have been attained. The maximum payment to any eligible employee under the 2008 Incentive Plan for any year will be $5,000,000.
     For a more detailed description of the 2008 Incentive Plan, see Proposal Three of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and

Exchange Commission on April 10, 2008. A copy of the 2008 Incentive Plan is attached as Appendix B to the Proxy Statement and is filed as Exhibit 10.2 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
     The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Thermo Fisher Scientific Inc. 2008 Stock Incentive Plan

10.2	Thermo Fisher Scientific Inc. 2008 Annual Incentive Award Plan

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 22nd day of May, 2008.

THERMO FISHER SCIENTIFIC INC.
By:	/s/ Seth H. Hoogasian
Seth H. Hoogasian
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Thermo Fisher Scientific Inc. 2008 Stock Incentive Plan

10.2	Thermo Fisher Scientific Inc. 2008 Annual Incentive Award Plan